UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  March 15, 2016

Commission File Number	Exact name of registrants as specified in their charters, address of principal executive offices and registrants' telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
2-27612	FLORIDA POWER & LIGHT COMPANY	59-0247775
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01  Other Events

On March 15, 2016, Florida Power & Light Company (FPL) filed a petition with the Florida Public Service Commission (FPSC) requesting, among other things, an increase to base annual revenue requirements of (i) $866 million effective January 2017, (ii) $262 million effective January 2018, and (iii) $209 million effective when the proposed natural gas-fired combined-cycle unit in Okeechobee County, Florida becomes operational, which is expected to occur in mid-2019 assuming it is approved by the Siting Board (comprised of the governor and cabinet) under the Florida Electrical Power Plant Siting Act. Under the proposed rate plan, FPL commits that if its requested adjustments to base annual revenue requirements are approved, it will not request a general increase in base rates that would be effective before the end of 2020. FPL’s requested increases are based on a regulatory return on common equity (ROE) of 11.50%, which includes a 50 basis point performance adder. Testimony and exhibits of FPL witnesses, minimum filing requirements supporting the 2017 and 2018 increases in rates and charges, and schedules supporting the limited scope adjustment for the Okeechobee unit in 2019 were also filed with the FPSC. Hearings on the base rate proceeding are expected during the third quarter of 2016 and a final decision is expected in the fourth quarter of 2016. The rate agreement currently in effect for FPL will expire at the end of December 2016, which coincides with FPL’s request for new rates to be effective at the beginning of January 2017.

Cautionary Statements And Risk Factors That May Affect Future Results

This Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but instead represent the current expectations of NextEra Energy, Inc. (NextEra Energy) and Florida Power & Light Company (FPL) regarding future operating results and other future events, many of which, by their nature, are inherently uncertain and outside of NextEra Energy's and FPL's control. Forward-looking statements in this Form 8-K include, among others, statements concerning the effects of FPL's rate request. In some cases, you can identify the forward-looking statements by words or phrases such as “will,” “may result,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “aim,” “potential,” “projection,” “forecast,” “predict,” “goals,” “target,” “outlook,” “should,” “would” or similar words or expressions. You should not place undue reliance on these forward-looking statements, which are not a guarantee of future performance. The future results of NextEra Energy and FPL and their business and financial condition are subject to risks and uncertainties that could cause their actual results to differ materially from those expressed or implied in the forward-looking statements, or may require them to limit or eliminate certain operations. These risks and uncertainties include, but are not limited to, the following: effects of extensive regulation of NextEra Energy's and FPL's business operations; inability of NextEra Energy and FPL to recover in a timely manner any significant amount of costs, a return on certain assets or a reasonable return on invested capital through base rates, cost recovery clauses, other regulatory mechanisms or otherwise; impact of political, regulatory and economic factors on regulatory decisions important to NextEra Energy and FPL; disallowance of cost recovery by FPL based on a finding of imprudent use of derivative instruments; effect of any reductions to, or elimination of, governmental incentives or policies that support utility scale renewable energy projects of NextEra Energy Resources, LLC and its affiliated entities (NextEra Energy Resources) or the imposition of additional taxes or assessments on renewable energy; impact of new or revised laws, regulations, interpretations or other regulatory initiatives on NextEra Energy and FPL; effect on NextEra Energy and FPL of potential regulatory action to broaden the scope of regulation of over-the-counter (OTC) financial derivatives and to apply such regulation to NextEra Energy and FPL; capital expenditures, increased operating costs and various liabilities attributable to environmental laws, regulations and other standards applicable to NextEra Energy and FPL; effects on NextEra Energy and FPL of federal or state laws or regulations mandating new or additional limits on the production of greenhouse gas emissions; exposure of NextEra Energy and FPL to significant and increasing compliance costs and substantial monetary penalties and other sanctions as a result of extensive federal regulation of their operations; effect on NextEra Energy and FPL of changes in tax laws and in judgments and estimates used to determine tax-related asset and liability amounts; impact on NextEra Energy and FPL of adverse results of litigation; effect on NextEra Energy and FPL of failure to proceed with projects under development or inability to complete the construction of (or capital improvements to) electric generation, transmission and distribution facilities, gas infrastructure facilities or other facilities on schedule or within budget; impact on development and operating activities of NextEra Energy and FPL resulting from risks related to project siting, financing, construction, permitting, governmental approvals and the negotiation of project development agreements; risks involved in the operation and maintenance of electric generation, transmission and distribution facilities, gas infrastructure facilities and other facilities; effect on NextEra Energy and FPL of a lack of growth or slower growth in the number of customers or in customer usage; impact on NextEra Energy and FPL of severe weather and other weather conditions; threats of terrorism and catastrophic events that could result from terrorism, cyber attacks or other attempts to disrupt NextEra Energy's and FPL's business or the businesses of third parties; inability to obtain adequate insurance coverage for protection of NextEra Energy and FPL against significant losses and risk that insurance coverage does not provide protection against all significant losses; a prolonged period of low gas and oil prices could impact NextEra Energy Resources’ gas infrastructure business and cause NextEra Energy Resources to delay or cancel certain gas infrastructure projects and for certain existing projects to be impaired; risk to NextEra Energy Resources of increased operating costs resulting from unfavorable supply costs necessary to provide NextEra Energy Resources' full energy and capacity requirement services; inability or failure by NextEra Energy Resources to manage properly or hedge effectively the commodity risk within its portfolio; potential volatility of NextEra Energy's results of operations caused by sales of power on the spot market or on a short-term contractual basis; effect of reductions in the liquidity of energy markets on NextEra Energy's ability to manage operational risks; effectiveness of NextEra Energy's and FPL's risk management tools associated with their hedging and trading procedures to protect against significant losses, including the effect of unforeseen price variances from historical behavior; impact of unavailability or disruption of power transmission or commodity transportation facilities on sale and delivery of power or natural gas by FPL and NextEra Energy Resources; exposure of NextEra Energy and FPL to credit and performance risk from customers, hedging counterparties and vendors; failure of NextEra Energy or FPL counterparties to perform under derivative contracts or of requirement for NextEra Energy or FPL to post margin cash collateral under derivative contracts; failure or breach of NextEra Energy's or FPL's information technology systems; risks to NextEra Energy and FPL's retail businesses from compromise of sensitive customer data; losses from volatility in the market values of derivative instruments and limited liquidity in OTC markets; impact of negative publicity; inability of NextEra Energy and FPL to maintain, negotiate or renegotiate acceptable franchise agreements with municipalities and counties in Florida; increasing costs of health care plans; lack of a qualified workforce or the loss or retirement of key employees; occurrence of work strikes or stoppages and increasing personnel costs; NextEra Energy's ability to successfully identify, complete and integrate acquisitions, including the effect of increased competition for acquisitions; NextEra Energy Partners, LP’s (NEP's) acquisitions may not be completed and, even if completed, NextEra Energy may not realize the anticipated benefits of any acquisitions; environmental, health and financial risks associated with NextEra Energy's and FPL's ownership and operation of nuclear generation facilities; liability of NextEra Energy and FPL for significant retrospective assessments and/or retrospective insurance premiums in the event of an incident at certain nuclear generation facilities; increased operating and capital expenditures at nuclear generation facilities of NextEra Energy or FPL resulting from orders or new regulations of the Nuclear Regulatory Commission; inability to operate any of NextEra Energy Resources' or FPL's owned nuclear generation units through the end of their respective operating licenses; liability of NextEra Energy and FPL for increased nuclear licensing or compliance costs resulting from hazards, and increased public attention to hazards, posed to their owned nuclear generation facilities; risks associated with outages of NextEra Energy's and FPL's owned nuclear units; effect of disruptions, uncertainty or volatility in the credit and capital markets on NextEra Energy's and FPL's ability to fund their liquidity and capital needs and meet their growth objectives; inability of NextEra Energy, FPL and NextEra Energy Capital Holdings, Inc. to maintain their current credit ratings; impairment of NextEra Energy's and FPL's liquidity from inability of credit providers to fund their credit commitments or to maintain their current credit ratings; poor market performance and other economic factors that could affect NextEra Energy's defined benefit pension plan's funded status; poor market performance and other risks to the asset values of NextEra Energy's and FPL's nuclear decommissioning funds; changes in market value and other risks to certain of NextEra Energy's investments; effect of inability of NextEra Energy subsidiaries to pay upstream dividends or repay funds to NextEra Energy or of NextEra Energy's performance under guarantees of subsidiary obligations on NextEra Energy's ability to meet its financial obligations and to pay dividends on its common stock; NEP’s inability to access sources of capital on commercially reasonable terms could have an effect on its ability to consummate future acquisitions and on the value of NextEra Energy’s limited partner interest in NextEra Energy Operating Partners, LP; and effects of disruptions, uncertainty or volatility in the credit and capital markets on the market price of NextEra Energy's common stock. NextEra Energy and FPL discuss these and other risks and uncertainties in their annual report on Form 10-K for the year ended December 31, 2015 and other SEC filings, and this Form 8-K should be read in conjunction with such SEC filings made through the date of this Form 8-K. The forward-looking statements made in this Form 8-K are made only as of the date of this Form 8-K and NextEra Energy and FPL undertake no obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Date:  March 15, 2016

NEXTERA ENERGY, INC.
(Registrant)

CHRIS N. FROGGATT
Chris N. Froggatt Vice President, Controller and Chief Accounting Officer of NextEra Energy, Inc.

FLORIDA POWER & LIGHT COMPANY
(Registrant)

KIMBERLY OUSDAHL
Kimberly Ousdahl Vice President, Controller and Chief Accounting Officer of Florida Power & Light Company

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